   ===========================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 2, 1999



                          DUKE-WEEKS REALTY CORPORATION
             (Exact name of registrant as specified in its charter)


               Indiana                    1-9044            35-1740409
      (State or jurisdiction of         (Commission      (I.R.S. Employer
   incorporation or organization)      File Number)     Identification No.)


          8888 KEYSTONE CROSSING, SUITE 1200
                 INDIANAPOLIS, INDIANA                          46240
       (Address of principal executive offices)              (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (317) 808-6000


                                 Not applicable
          (Former name or former address, if changed since last report)

   ===========================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Pro forma condensed consolidated balance sheet as of March 31, 1999

Notes to pro forma condensed consolidated balance sheet as of March 31, 1999

Pro forma condensed consolidated statement of operations for the three months ended March 31, 1999

Notes to pro forma condensed consolidated statement of operations for the three months ended March 31, 1999

Pro forma condensed consolidated balance sheet as of December 31, 1998

Notes to pro forma condensed consolidated balance sheet as of December 31,
1998

Pro forma condensed consolidated statement of operations for the year ended December 31, 1998

Notes to pro forma condensed consolidated statement of operations for the year ended December 31, 1998

                          DUKE-WEEKS REALTY CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The following pro forma condensed financial statements for Duke-Weeks Realty Corporation ("Duke-Weeks") include certain pro forma adjustments to the historical financial statements of Duke Realty Investments, Inc. ("Duke") to reflect the proposed merger (the "Merger") of Duke and Weeks Corporation ("Weeks").

Weeks Realty Limited Partnership ("Weeks Operating Partnership") will merge with Duke Realty Limited Partnership ("Duke Operating Partnership") immediately preceding the merger of Duke and Weeks.

The Merger will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. These pro forma condensed consolidated financial statements should be read in conjunction with the Duke Form 10-Q as of and for the three months ended March 31, 1999, and also in conjunction with Weeks Form 10-Q as of and for the three months ended March 31, 1999.

The following pro forma condensed consolidated balance sheet is based upon the March 31, 1999 consolidated balance sheet of Duke and the March 31, 1999 consolidated balance sheet of Weeks, presented as if the Merger occurred on March 31, 1999.

The following pro forma condensed consolidated statement of operations is based upon the consolidated statement of operations for the three months ended March 31, 1999 of Duke and Weeks, presented as if the Merger occurred as of January 1, 1999.

The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations which would have been obtained assuming that the Merger had been completed as set forth above, or which may be obtained in the future.

                          DUKE-WEEKS REALTY CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)



                                                                     HISTORICAL                PRO FORMA          DUKE-WEEKS
                                                           -------------------------------       MERGER          POST-MERGER
    ASSETS                                                       DUKE          WEEKS           ADJUSTMENTS        PRO FORMA
    ------                                                       ----          -----           -----------        ---------
Real estate                                                        $2,720,892  $1,412,983           $281,323 (a)    $4,415,198
Land held for development                                             185,507      37,118                  - (b)       222,625
Investment in unconsolidated real estate companies                    115,527       7,676                  - (b)       123,203
   Less accumulated depreciation                                     (188,856)   (101,640)           101,640 (a)      (188,856)
                                                           ------------------- -----------  -----------------   ---------------
     Net real estate investment                                     2,833,070   1,356,137            382,963         4,572,170

Cash and cash equivalents                                              34,996       2,159            (17,000)(d)        20,155
Accounts receivable                                                     8,562       8,807                  -            17,369
Straight-line rent receivable                                          21,664       6,529             (6,529)(c)        21,664
Investment in and notes receivable from
   unconsolidated service companies                                         -      42,926                  -            42,926
Deferred financing costs                                               12,946       7,939             (7,939)(c)        12,946
Deferred other costs                                                   52,642      20,466            (20,466)(c)        52,642
Other assets                                                          104,975      14,781                  -           119,756
                                                           ------------------- -----------  -----------------   ---------------
     TOTAL ASSETS                                                  $3,068,855  $1,459,744           $331,029        $4,859,628
                                                           =================== ===========  =================   ===============

             LIABILITIES AND SHAREHOLDERS' EQUITY
             ------------------------------------
Liabilities:
   Secured debt                                                      $333,560    $243,764            $12,109 (e)      $589,433
   Unsecured debt                                                     715,000     285,000              1,994 (e)     1,001,994
   Lines of credit                                                     65,000     140,140                  -           205,140
   Accounts payable and other liabilities                             168,058      38,945                  -           207,003
                                                          -------------------- -----------  -----------------   ---------------
     Total liabilities                                              1,281,618     707,849             14,103         2,003,570
Minority interest
   Common                                                             107,429     135,762             84,098 (a)       327,289
   Preferred                                                                -     100,000              2,955 (a)       102,955
                                                          -------------------- -----------  -----------------   ---------------
     Total minority interest                                          107,429     235,762             87,053           430,244
Shareholders' equity:
   Preferred shares:
     Series A at liquidation preference                                75,000     150,000           (150,000)(a)        75,000
     Series B at liquidation preference                               150,000                              -           150,000
     Series D convertible at liquidation preference                   135,000                              -           135,000
     Series E at liquidation preference                               100,000                                          100,000
     Series F at liquidation preference                                                              150,000 (a)       150,000
   Common shares                                                          867         198                 75 (a)         1,140
   Additional paid-in capital                                       1,288,895     432,854            162,879 (a)     1,884,628
   Distributions in excess of earnings                                (69,954)    (66,919)            66,919 (f)       (69,954)
                                                          -------------------- -----------  -----------------   ---------------
     Total shareholders' equity                                     1,679,808     516,133            229,873         2,425,814
                                                          -------------------- -----------  -----------------   ---------------

     TOTAL LIABILITIES AND SHAREHOLDERS'
        EQUITY                                                     $3,068,855  $1,459,744           $331,029        $4,859,628
                                                          ==================== ===========  =================   ===============

    See accompanying notes to pro forma condensed consolidated balance sheet

                          DUKE-WEEKS REALTY CORPORATION
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(a) Represents adjustments to record Weeks' assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price of $1.8 billion was computed as follows:


                              WEEKS                              DUKE                 DUKE
                              SHARES AND UNITS     EXCHANGE      SHARES AND UNITS     VALUE           ACQUISITION
                              OUTSTANDING          RATIO         ISSUED               PER SHARE       COSTS
                              -----------------    --------      ----------------     ---------       -----------
Common stock                    19,754               1.38          27,261              $21.75          $592,916
Minority Operating
Partnership units                7,325               1.38          10,108              $21.75           219,860
                                -------                            ------                               -------
                                27,079                             37,369                               812,776 (1)
                                                                   ======
Preferred Series A Stock         6,000               1.00           6,000              $23.75           142,500 (2)
                                                                   ======
Preferred Series C Units         1,400               1.00           1,400              $25.00            35,000 (3)
                                                                   ======
Preferred Series D Units         2,600               1.00           2,600              $26.14            67,955 (4)
                                                                   ======
Duke options and warrants issued                                                                         11,990 (5)
Weeks  outstanding debt assumed                                                                         683,007 (6)
Other Weeks liabilities assumed                                                                          38,945
Estimated transaction costs                                                                              17,000 (7)
                                                                                                        -------

Total assumed purchase price                                                                         $1,809,173
                                                                                                     ==========


(1) Represents the value of the Duke common shares and Duke Operating Partnership units held by minority interests that will be exchanged for the assumed outstanding Weeks common shares and Weeks Operating Partnership units. The value of the Duke common shares and Duke Operating Partnership units is based upon the five day average of the closing price of Duke's common stock as listed on the New York Stock Exchange immediately before, during and after the date the terms of the Merger were agreed to and announced to the public on March 1, 1999.

         The following purchase accounting adjustments will be made to additional paid-in capital:


               Value of Duke common stock issued                                                        $592,916
               Less net book value of Weeks common shareholders' equity at March 31, 1999                366,133
                                                                                                         -------
               Adjustments to common shareholders' equity for Duke common shares issued                  226,783
               Less: Elimination of Weeks' distributions in excess of earnings
                    (see note (f))                                                                      (66,919)

                    Par value adjustment to shareholders' equity (see note (a) (8))                         (75)
               Total adjustment to additional paid-in capital for Duke common                           --------
                      shares issued                                                                      159,789
               Adjustment for Duke Series F Preferred Shares issued
                    (see note (a) (2))                                                                   (7,500)
               Adjustment for Duke options issued (see note (a) (5))                                      10,590
                                                                                                        --------

               Total adjustment to additional paid-in capital                                           $162,879
                                                                                                         =======


         The following purchase accounting adjustment will be made to minority interest:

               Value of Duke Operating Partnership common units issued to
               minority interests                                                         $219,860

               Less book value of Weeks common unitholder
               minority interest at March 31, 1999                                         135,762
                                                                                          --------
               Total adjustment to minority interest                                      $ 84,098
                                                                                          ========

                          DUKE-WEEKS REALTY CORPORATION
             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1999
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(2) Each outstanding share of Preferred Series A Cumulative Redeemable Preferred Stock of Weeks will be converted into the right to receive one depositary share of Duke representing 1/1000 of a share of Series F Cumulative Redeemable Preferred Stock of Duke. The assumed value of the Duke Series F preferred shares is based upon the average closing price of the Weeks Series A Preferred Stock the two days immediately following the date the terms of the merger were agreed to and announced to the public.


         The following purchase accounting adjustment will be made to additional paid-in capital:

               Value of Duke Series F Preferred Stock issued                                        $ 142,500
               Less net book value of Weeks Series A Preferred Stock at March 31, 1999                150,000
                                                                                                      -------
               Total adjustment to additional paid-in capital                                       $ (7,500)
                                                                                                    ========

(3) The Duke Operating Partnership will issue preferred units valued at the book value (which approximates estimated fair value), of Weeks Operating Partnership Preferred C Units at March 31, 1999. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred C Units.

(4) The Duke Operating Partnership will issue preferred units valued at the estimated fair value of the Weeks Operating Partnership Preferred D Units at March 31, 1999. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred D Units. The adjustment to estimated fair value is based on the present value of amounts to be paid using pricing levels available to Duke for preferred securities with similar terms and features around March 1, 1999, the announced date of the Merger.

         The following purchase accounting adjustment will be made to minority interest:

               Value of Duke Operating Partnership Preferred Units                                 $67,955
               Less net book value of Weeks Operating Partnership Series D Preferred
               Units at March 31, 1999                                                              65,000
                                                                                                    ------
               Total adjustment to minority interest                                               $ 2,955
                                                                                                   =======

(5) Represents the fair value (computed using an option pricing model) of Duke stock options and warrants to be issued to replace outstanding Weeks stock options and warrants. The Duke stock options and warrants will carry the same terms and remaining vesting schedule as the Weeks stock options and warrants being replaced and provide for the option to purchase up to 3,116,000 of Duke common shares.

         The following purchase accounting adjustment will be made to additional paid-in capital:

               Value of Duke issued stock options and warrants                                     $11,990
               Less book value of Weeks warrants at March 31, 1999                                 (1,400)
                                                                                                   -------
               Total adjustment to additional paid-in capital                                      $10,590
                                                                                                   =======


(6) The Weeks outstanding debt assumed is calculated as follows (see note (e)):
               Weeks outstanding debt                                                             $668,904
               Fair value adjustment to secured debt                                                12,109
               Fair value adjustment to unsecured debt                                               1,994
                                                                                                   -------
                                                                                                  $683,007
                                                                                                   =======

(7)      Represents estimated costs to be incurred by Duke in connection with the Merger (see note (d))

(8) The adjustment to par value of common shares is calculated as follows:
               Duke common shares to be issued (see note (a))                                       27,261
               Par value of common shares                                                       $      .01
                                                                                                 ---------
               Total par value of Duke common shares issued                                            273
               Less: Weeks common shares outstanding par value at March 31, 1999                     (198)
                                                                                                   -------
               Total adjustment to par value of common shares                                   $       75
                                                                                                 =========

                         DUKE-WEEKS REALTY CORPORATION
            NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                MARCH 31, 1999
                                 (UNAUDITED)
                                (IN THOUSANDS)

     (9) The total purchase accounting adjustment to net real estate investments is calculated as follows:

               Total adjustment for Duke common shares issued per note (a)(1)                    $226,783
               Total adjustment for Duke common units issued per note (a)(1)                       84,098
               Total adjustment for Duke Series F Preferred Shares issued per note (a)(2)          (7,500)
               Total adjustment for Duke Operating Partnership preferred units issued
                  per note (a)(4)                                                                   2,955
               Total adjustment for cash paid for closing costs per note (d)                       17,000
               Total adjustment to record Weeks debt to fair market value per note (a)(6)          14,103
               Total adjustment to record Duke stock options issued per note (a)(5)                10,590
               Total adjustment to eliminate assets of Weeks with no
                 future value per note (c)                                                         34,934
                                                                                                 --------
               Total adjustment to net real estate investments                                   $382,963
                                                                                                 ========

(b) The book value of Weeks' land held for development and investments in unconsolidated companies at March 31, 1999, was estimated to approximate the fair value because substantially all land acquisitions and investments in unconsolidated companies occurred within the last 24 months and the acquisition or investment cost is representative of current market conditions.

(c) Represents the elimination of assets of Weeks that have no future value to the combined company.

(d) Represents the expected incremental borrowings and cash expenditures to fund the following costs to be incurred with the merger:

                         Advisory Fees                           $13,000
                         Legal and Professional Fees               3,000
                         Other                                     1,000
                                                                 -------
                                                                 $17,000
                                                                 =======

(e) Represents adjustments to Weeks secured and unsecured debt to reflect the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates available to Duke for debt obligations with similar terms and features. The borrowing rates available to Duke are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current effective interest rates ranging from 6.29% to 7.45%. See note (a)(6).

(f) Represents the reclassification of $66,919 of Weeks' distributions in excess of net earnings to additional paid-in capital in accordance with purchase accounting.

                          DUKE-WEEKS REALTY CORPORATION
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                         HISTORICAL                 PRO FORMA      DUKE-WEEKS
                                                                 -------------------------------     MERGER       POST-MERGER
                                                                    DUKE            WEEKS          ADJUSTMENTS     PRO FORMA
                                                                    ----            -----          -----------     ---------
Revenues:
   Rental income                                                       $99,479          $44,421             $374(g)  $144,274
   Equity in earnings of unconsolidated real estate companies            2,508               89                -        2,597
                                                                 --------------  ---------------   --------------  -----------
     Total income                                                      101,987           44,510              374      146,871
                                                                 --------------  ---------------   --------------  -----------

Expenses:
   Rental expenses                                                      18,626            6,341                -       24,967
   Real estate taxes                                                    10,817            3,912                -       14,729
   Interest                                                             15,991            9,103           (1,029)(h)   24,065
   Depreciation and amortization                                        20,454           11,344              416 (i)   32,214
                                                                 --------------  ---------------   --------------  -----------
     Total expenses                                                     65,888           30,700             (613)      95,975
                                                                 --------------  ---------------   --------------  -----------

Earnings from rental operations                                         36,099           13,810              987       50,896

Earnings from service operations                                         5,036                -                -        5,036
Equity in earnings from unconsolidated service companies                     -              503                -          503
General and administrative                                              (3,615)          (1,756)               -       (5,371)
Other income and expenses                                                2,681            5,224                -        7,905
                                                                 --------------  ---------------   --------------  -----------

Earnings from continuing operations before minority
   interest                                                             40,201           17,781              987       58,969
Minority interest in earnings of common unitholders                     (3,535)          (3,432)            (154)(j)   (7,121)
Other minority interest in earnings of subsidiaries                       (430)          (2,102)                       (2,532)
                                                                 --------------  ---------------   --------------  -----------
Net income from continuing operations                                   36,236           12,247              833       49,316
Less preferred share dividends                                          (8,842)          (3,000)               -      (11,842)
                                                                 --------------  ---------------   --------------  -----------

Net income from continuing operations available
   for common shareholders                                             $27,394           $9,247             $833      $37,474
                                                                 ==============  ===============   ==============  ===========

Weighted average common shares
   outstanding- basic                                                   86,370           19,728                       113,595
                                                                 ==============  ===============                   ===========
Weighted average common shares
   outstanding- diluted                                                 98,094           27,177                       135,599
                                                                 ==============  ===============                   ===========

Net income from continuing operations per common share
(note (k)):
   Basic                                                                 $0.32            $0.47                        $ 0.33
                                                                ==============  ===============                   ===========
   Diluted                                                               $0.32            $0.47                        $ 0.33
                                                                ==============  ===============                   ===========


    See accompanying notes to pro forma consolidated statement of operations

                          DUKE-WEEKS REALTY CORPORATION
        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



 (g) Represents the net increase in rental income as a result of the re-setting of straight-line rents for Weeks under purchase accounting.

(h) Represents the decrease in interest expense as a result of the following items for the three months ended March 31, 1999:

     Decrease based on the pro forma interest rates resulting from the adjustments of Weeks' debt to estimated fair market
        value as described in note (e)                                                                 $(513)

     Decrease in Weeks' deferred finance cost amortization related to the elimination of Weeks deferred finance costs as described
       in note (c).                                                                                     (516)
                                                                                                      ------
                                                                                                     $(1,029)
                                                                                                      ======

(i) Represents the net increase in depreciation of real estate as a result of the allocation of purchase price to record Weeks' real estate at estimated fair value for the three months ended March 31, 1999.

       Additional basis in real estate basis (see note (a))                                         $382,963
       Less amount of step-up allocated to:
         Developments in progress                                                                    (76,327)
         Land portion of operating facilities                                                        (43,512)
                                                                                                     --------
       Depreciable portion of additional basis                                                       $263,124
                                                                                                     ========

     The depreciable portion of the additional basis is then allocated to properties placed in service prior to or during the first quarter of 1999 and depreciation expense is computed over the time in service for each property during 1999, based upon a 40 year estimated useful life. The depreciation expense attributable to the additional basis is $1,617, offset by a decrease in amortization expense of $1,201, which is related to the elimination of Weeks deferred costs as described in note (c).

(j) Minority interest share of purchase adjustments.

                          DUKE-WEEKS REALTY CORPORATION
        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



(k) The following summarizes the calculation of basic and diluted pro forma earnings per share (EPS) for the three months ended March 31, 1999:

     Basic EPS Calculation:
       Weighted average common shares outstanding
         Duke prior to merger                                                            86,370
         Duke common shares issued to Weeks (1)                                          27,225
                                                                                       --------
       Adjusted weighted average common shares outstanding - basic                      113,595
                                                                                        =======

       Pro forma net income from continuing operations
          available for common shareholders                                            $ 37,474
                                                                                       ========

     Basic pro forma EPS                                                               $    .33
                                                                                       =========

     Diluted EPS Calculation:
         Adjusted weighted average common shares outstanding for Basic EPS              113,595
         Weighted average dilutive potential common shares:
            Duke exchangeable partnership units                                          10,828
            Duke dilutive potential securities                                              896
            Duke exchangeable partnership units issued to Weeks (1)                      10,106
            Duke dilutive potential securities after Merger conversion (1)                  174
                                                                                     ----------
       Adjusted weighted average common and dilutive potential common shares            135,599
                                                                                      =========

       Pro forma net income from continuing operations for Basic EPS                  $  37,474
         Add: minority interest of partnership units                                      7,121
                                                                                      ---------
       Pro forma net income from continuing operations for diluted EPS                $  44,595
                                                                                      =========

     Diluted pro forma EPS                                                            $     .33
                                                                                      =========


    (1) The Duke-Weeks pro forma weighted average common shares outstanding reflects adjustments based on the issuance of 1.38 Duke common shares for each weighted average share of Weeks common stock and each weighted average share of Weeks dilutive potential securities and the issuance of
        1.38 Duke Operating Partnership units for each weighted average unit of Weeks Operating Partnership.

                          DUKE-WEEKS REALTY CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



The following pro forma condensed financial statements for Duke-Weeks Realty Corporation ("Duke-Weeks") include certain pro forma adjustments to the historical financial statements of Duke Realty Investments, Inc. ("Duke") to reflect the proposed merger (the "Merger") of Duke and Weeks Corporation ("Weeks").

Weeks Realty Limited Partnership ("Weeks Operating Partnership") will merge with Duke Realty Limited Partnership ("Duke Operating Partnership") immediately preceding the merger of Duke and Weeks.

The Merger will be accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. These pro forma condensed consolidated financial statements should be read in conjunction with the Duke Form 10-K as of and for the three years ended December 31, 1998, and also in conjunction with Weeks Form 10-K as of and for the three years ended December 31, 1998.

The following pro forma condensed consolidated balance sheet is based upon the December 31, 1998 consolidated balance sheet of Duke and the December 31, 1998 consolidated balance sheet of Weeks presented as if the Merger occurred on December 31, 1998.

The following pro forma condensed consolidated statement of operations is based upon the consolidated statement of operations for the year ended December 31, 1998 of Duke and Weeks, presented as if the Merger occurred as of January 1, 1998.

The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations which would have been obtained assuming that the Merger had been completed as set forth above, or which may be obtained in the future.

                         DUKE-WEEKS REALTY CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1998
                                  (UNAUDITED)
                                 (IN THOUSANDS)



                                                                     HISTORICAL                   PRO FORMA         DUKE-WEEKS
                                                        --------------------------------------      MERGER          POST-MERGER
    ASSETS                                                   DUKE                 WEEKS           ADJUSTMENTS        PRO FORMA
    ------                                                   ----                 -----           -----------        --------
                                                                                                                     C>
Real estate                                                    $2,589,729          $1,361,843           $287,642 (a)   $4,239,214
Land held for development                                         146,911              42,438                  - (b)      189,349
Investment in unconsolidated real estate companies                125,746              35,204                  - (b)      160,950
   Less accumulated depreciation                                 (179,887)            (96,383)            96,383 (a)     (179,887)
                                                        ------------------  ------------------  -----------------    -------------
     Net real estate investment                                 2,682,499           1,343,102            384,025        4,409,626

Cash and cash equivalents                                           6,950               1,503             (8,453)(d)            -
Accounts receivable                                                 9,641               9,483                  -           19,124
Straight-line rent receivable                                      20,332               5,833             (5,833)(c)       20,332
Investment in and notes receivable from
   unconsolidated service companies                                     -              43,639                  -           43,639
Deferred financing costs                                           11,382               8,455             (8,455)(c)       11,382
Deferred other costs                                               53,281              20,708            (20,708)(c)       53,281
Other assets                                                       69,568              14,869                  -           84,437
                                                        ------------------  ------------------  -----------------    -------------

     TOTAL ASSETS                                              $2,853,653          $1,447,592           $340,576       $4,641,821
                                                        ==================  ==================  =================    =============

             LIABILITIES AND SHAREHOLDERS' EQUITY
             ------------------------------------
Liabilities:
   Secured debt                                                  $326,317            $251,399            $12,109 (e)     $589,825
   Unsecured debt                                                 590,000             285,000              1,994 (e)      876,994
   Lines of credit                                                 91,000             118,025              8,547 (d)      217,572
   Accounts payable and other liabilities                         169,495              42,603                  -          212,098
                                                        ------------------  ------------------  -----------------    -------------
     Total liabilities                                          1,176,812             697,027             22,650        1,896,489
Minority interest
   Common                                                         106,729             135,653             84,207 (a)      326,589
   Preferred                                                            -             100,000              2,955 (a)      102,955
                                                        ------------------  ------------------  -----------------    -------------
     Total minority interest                                      106,729             235,653             87,162          429,544
Shareholders' equity:
   Preferred shares:
     Series A at liquidation preference                            75,000             150,000           (150,000)(a)       75,000
     Series B at liquidation preference                           150,000                                      -          150,000
     Series D convertible at liquidation preference               135,000                                      -          135,000
     Series F at liquidation preference                                                                  150,000 (a)      150,000
   Common shares                                                      861                 197                 75 (a)        1,133
   Additional paid-in capital                                   1,277,250             430,923            164,481 (a)    1,872,654
   Distributions in excess of earnings                            (67,999)            (66,208)            66,208 (f)      (67,999)
                                                        ------------------  ------------------  -----------------    -------------
     Total shareholders' equity                                 1,570,112             514,912            230,764        2,315,788
                                                        ------------------  ------------------  -----------------    -------------

     TOTAL LIABILITIES AND SHAREHOLDERS'
        EQUITY                                                 $2,853,653          $1,447,592           $340,576       $4,641,821
                                                        ==================  ==================  =================    =============


    See accompnaying notes to pro forma condensed consolidated balance sheet

                        DUKE-WEEKS REALTY CORPORATION
             NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              DECEMBER 31, 1998
                                 (UNAUDITED)
                                (IN THOUSANDS)


(a) Represents adjustments to record Weeks' assets and liabilities at their respective purchase values based on the purchase method of accounting. The assumed purchase price of $1.8 billion was computed as follows:


                                WEEKS                              DUKE                 DUKE
                                SHARES AND UNITS     EXCHANGE      SHARES AND UNITS     VALUE        ACQUISITION
                                OUTSTANDING          RATIO         ISSUED               PER SHARE    COSTS
                                ----------------     --------      ----------------     ---------    ------------
Common stock                      19,743               1.38          27,245              $21.75        $592,586
Minority Operating
 Partnership units                 7,325               1.38          10,109              $21.75         219,860
                                 -------                             ------                             -------
                                  27,068                             37,354                             812,446 (1)
                                  ======                             ======

Preferred Series A Stock           6,000               1.00           6,000               $23.75        142,500 (2)
                                                                    =======

Preferred Series C Units           1,400               1.00           1,400               $25.00         35,000 (3)
                                                                    =======

Preferred Series D Units           2,600               1.00           2,600               $26.14         67,955 (4)
                                                                    =======

Duke options and warrants issued                                                                         11,990 (5)
Weeks  outstanding debt assumed                                                                         668,527 (6)
Other Weeks liabilities assumed                                                                          42,603
Estimated transaction costs                                                                              17,000 (7)
                                                                                                      -------------

Total assumed purchase price                                                                         $1,798,021
                                                                                                      =============

(1) Represents the value of the Duke common shares and Duke Operating Partnership units held by minority interests that will be exchanged for the assumed outstanding Weeks common shares and Weeks Operating Partnership units. The value of the Duke common shares and Duke Operating Partnership units is based upon the five day average of the closing price of Duke's common stock as listed on the New York Stock Exchange immediately before, during and after the date the terms of the Merger were agreed to and announced to the public on March 1, 1999.

         The following purchase accounting adjustments were made to common shareholders' equity:

               Value of Duke common stock issued                                                        $592,586
               Less net book value of Weeks common shareholders' equity at December 31, 1998             364,912
                                                                                                       ---------
               Adjustments to common shareholders' equity for Duke common shares issued                  227,674
               Less: Elimination of Weeks' distributions in excess of earnings
                    (see note (f))                                                                       (66,208)
                    Par value adjustment to shareholders' equity (see note (a) (8))                          (75)
                                                                                                       ---------
               Total adjustment to additional paid-in capital for Duke common
                      shares issued                                                                      161,391
               Adjustment for Duke Series F Preferred Shares issued
                    (see note (a) (2))                                                                    (7,500)
               Adjustment for Duke options issued (see note (a) (5))                                      10,590
                                                                                                       ---------

               Total adjustment to additional paid-in capital                                           $164,481
                                                                                                       =========

         The following purchase accounting adjustment was made to minority interest:

               Value of Duke Operating Partnership common units issued to
                 minority interests                                                                     $219,860
               Less book value of Weeks common unitholder minority interest
                 at December 31, 1998                                                                    135,653
                                                                                                       ---------
               Total adjustment to minority interest                                                    $ 84,207
                                                                                                       =========

                          DUKE-WEEKS REALTY CORPORATION
             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)


(2) Each outstanding share of Preferred Series A Cumulative Redeemable Preferred Stock of Weeks will be converted into the right to receive one depositary share of Duke representing 1/1000 of a share of Series F Cumulative Redeemable Preferred Stock of Duke. The assumed value of the Duke Series F preferred shares is based upon the average closing price of the Weeks Series A Preferred Stock the two days immediately following the date the terms of the merger were agreed to and announced to the public.

         The following purchase accounting adjustment will be made to additional paid-in capital:

               Value of Duke Series F Preferred Stock issued                                         $142,500
               Less net book value of Weeks Series A Preferred Stock at December 31, 1998             150,000
                                                                                                      -------
               Total adjustment to additional paid-in capital                                        $(7,500)
                                                                                                     ========

(3) The Duke Operating Partnership will issue preferred units valued at the book value (which approximates estimated fair value), of Weeks Operating Partnership Preferred C Units at December 31, 1998. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred C Units.

(4) The Duke Operating Partnership will issue preferred units valued at the estimated fair value of the Weeks Operating Partnership Preferred D Units at December 31, 1998. The Duke Operating Partnership Preferred Units will have the same economic attributes as the Weeks Operating Partnership Preferred D Units. The adjustment to estimated fair value is based on the present value of amounts to be paid using pricing levels currently available to Duke for preferred securities with similar terms and features.

         The following purchase accounting adjustment will be made to minority interest:

               Value of Duke Preferred Units                                                       $67,955
               Less net book value of Weeks Operating Partnership Series D Preferred
               Units at December 31, 1998                                                           65,000
                                                                                                    ------
               Total adjustment to minority interest                                               $ 2,955
                                                                                                   =======

(5) Represents the fair value (computed using an option pricing model) of Duke stock options and warrants to be issued to replace outstanding Weeks stock options and warrants. The Duke stock options and warrants will carry the same terms and remaining vesting schedule as the Weeks stock options and warrants being replaced and provide for the option to purchase up to 3,116,000 of Duke common shares.

         The following purchase accounting adjustment will be made to additional paid-in capital:

               Value of Duke issued stock options and warrants                                     $11,990
               Less book value of Weeks warrants at December 31, 1998                              (1,400)
                                                                                                   -------
               Purchase adjustment to additional paid-in capital                                   $10,590
                                                                                                    ======

(6) The Weeks outstanding debt assumed is calculated as follows (see note (e)):

               Weeks outstanding debt                                                             $654,424
               Fair value adjustment to secured debt                                                12,109
               Fair value adjustment to unsecured debt                                               1,994
                                                                                                   -------
                                                                                                  $668,527
                                                                                                   =======

(7) Represents estimated costs to be incurred by Duke in connection with the Merger (see note (d))

(8) The adjustment to par value of common shares is calculated as follows:

               Duke common shares to be issued (see note (a))                                       27,245
               Par value of common shares                                                       $      .01
                                                                                                 ---------
               Total par value of Duke common shares issued                                            272
               Less: Weeks common shares outstanding par value at December 31, 1998                  (197)
                                                                                                   -------
               Total adjustment to par value of common shares                                   $       75
                                                                                                 =========

                          DUKE-WEEKS REALTY CORPORATION
             NOTES TO PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1998
                                   (UNAUDITED)
                                 (IN THOUSANDS)



     (9) The total purchase accounting adjustment to net real estate investments is calculated as follows:

               Total adjustment for Duke common shares issued per note (a) (1)                    $227,674
               Total adjustment for Duke common units issued per note (a) (1)                       84,207
               Total adjustment for Duke Series F Preferred Shares issued per note (a) (2)          (7,500)
               Total adjustment for Duke Operating Partnership preferred units issued
                  per note (a) (4)                                                                   2,955
               Total adjustment for cash paid for closing costs per note (d)                        17,000
               Total adjustment to record Weeks debt to fair market value per note (a) (6)          14,103
               Total adjustment to record Duke stock options issued per note (a) (5)                10,590
               Total adjustment to eliminate assets of Weeks with no future value per note (c)      34,996
                                                                                                   --------

               Total adjustment to net real estate investments                                    $384,025
                                                                                                  ========

(b) The book value of Weeks' land held for development and investments in unconsolidated companies at December 31, 1998, was estimated to approximate the fair value because substantially all land acquisitions and investments in unconsolidated companies occurred within the last 24 months and the acquisition or investment cost is representative of current market conditions.

(c) Represents the elimination of assets of Weeks that have no future value to the combined company.

(d) Represents the expected incremental borrowings and cash expenditures to fund the following costs to be incurred with the merger:

                         Advisory Fees                           $13,000
                         Legal and Professional Fees               3,000
                         Other                                     1,000
                                                                 -------
                                                                 $17,000
                                                                 =======

(e) Represents adjustments to Weeks secured and unsecured debt to reflect the premium or discount to adjust these financial instruments to their estimated fair value. The adjustment is based on the present value of amounts to be paid using interest rates currently available to Duke for debt obligations with similar terms and features. The borrowing rates available to Duke are assumed to be comparable to the borrowing rates available to the combined company. The adjustments are based on current effective interest rates ranging from 6.29% to 7.45%. See note (a)(6).

(f) Represents the reclassification of $66,208 of Weeks' distributions in excess of net earnings to additional paid-in capital in accordance with purchase accounting.

                          DUKE-WEEKS REALTY CORPORATION
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                                     HISTORICAL            PRO FORMA              DUKE-WEEKS
                                                                -------------------------    MERGER              POST-MERGER
                                                                  DUKE       WEEKS         ADJUSTMENTS            PRO FORMA
                                                                  ----       ----         -----------            ------------
Revenues:
   Rental income                                                    $337,768    $150,974          $2,102 (g)         $490,844
   Equity in earnings of unconsolidated real estate companies         10,857         329               -               11,186
                                                                -------------  ---------- ---------------     ----------------
     Total income                                                    348,625     151,303           2,102              502,030
                                                                -------------  ---------- ---------------     ----------------

Expenses:
   Rental expenses                                                    59,769      22,494               -               82,263
   Real estate taxes                                                  33,906      12,824               -               46,730
   Interest                                                           60,217      30,782          (3,054)(h)           87,945
   Depreciation and amortization                                      68,766      38,348           1,987 (i)          109,101
                                                                -------------  ---------- ---------------     ----------------
     Total expenses                                                  222,658     104,448          (1,067)             326,039
                                                                -------------  ---------- ---------------     ----------------

Earnings from rental operations                                      125,967      46,855           3,169              175,991

Earnings from service operations                                       7,195           -               -                7,195
Equity in earnings from unconsolidated service companies                   -       2,535               -                2,535
General and administrative                                           (11,573)     (5,809)              -              (17,382)
Other income and expenses                                              2,608       1,018               -                3,626
                                                                -------------  ---------- ---------------     ----------------

Earnings from continuing operations before minority
   interest                                                          124,197      44,599           3,169              171,965
Minority interest in earnings of common unitholders                  (12,241)     (8,267)           (506)(j)          (21,014)
Other minority interest in earnings of subsidiaries                   (1,252)     (1,191)              -               (2,443)
                                                                -------------  ---------- ---------------     ----------------
Net income from continuing operations                                110,704      35,141           2,663              148,508
Less preferred share dividends                                       (19,833)    (12,000)                             (31,833)
                                                                -------------  ---------- ---------------     ----------------

Net income from continuing operations available
   for common shareholders                                           $90,871     $23,141          $2,663             $116,675
                                                                =============   ========= ===============     ================

Weighted average common shares
   outstanding- basic                                                 80,704      19,256                              107,277
                                                                =============   =========                     ================
Weighted average common shares
   outstanding- diluted                                               92,468      26,299                              128,761
                                                                =============   =========                      ===============

Net income from continuing operations per share (note (k)):
   Basic                                                               $1.13       $1.20                               $ 1.09
                                                                =============   ========                        =============
   Diluted                                                             $1.12       $1.19                               $ 1.07
                                                                =============   ========                        =============

    See accompanying notes to pro forma consolidated statement of operations

                          DUKE-WEEKS REALTY CORPORATION
        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



 (g) Represents the net increase in rental income as a result of the re-setting of straight-line rents for Weeks under purchase accounting.

(h) Represents the net change in interest expense as a result of the following items for the year ended December 31, 1998:

     Decrease based on the pro forma interest rates resulting from the adjustments of Weeks' debt to estimated fair market
        value as described in note (e)                                                               $(1,931)

     Decrease in Weeks' deferred finance cost amortization related to the elimination of Weeks deferred finance costs as described
       in note (c).                                                                                   (1,686)

     Increase related to additional borrowings on the line of credit
       to fund Merger related costs identified in note (d)                                               563
                                                                                                     --------
                                                                                                     $(3,054)
                                                                                                     ========

(i) Represents the net increase in depreciation of real estate as a result of the allocation of purchase price to record Weeks' real estate at estimated fair value for the year ended December 31, 1998.

       Additional basis in real estate basis (see note (a))                                         $384,025
       Less amount of step-up allocated to:
         Developments in progress                                                                    (85,487)
         Land portion of operating facilities                                                        (42,118)
                                                                                                    ---------
       Depreciable portion of additional basis                                                      $256,420
                                                                                                    =========

     The depreciable portion of the additional basis is then allocated to properties placed in service prior to or during 1998 and depreciation expense is computed over the time in service for each property during 1998, based upon a 40 year estimated useful life. The depreciation expense attributable to the additional basis is $5,586, offset by a decrease in amortization expense of $3,599, which is related to the elimination of Weeks deferred leasing costs as described in note (c).

(j)  Minority interest share of purchase adjustments.

                          DUKE-WEEKS REALTY CORPORATION
        NOTES TO PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                   (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



 (k) The following summarizes the calculation of basic and diluted pro forma earnings per share (EPS) for the year ended December 31, 1998:

     Basic EPS Calculation:
       Weighted average common shares outstanding
         Duke prior to merger                                                            80,704
         Duke common shares issued to Weeks (1)                                          26,573
                                                                                       --------
       Adjusted weighted average common shares outstanding - basic                      107,277
                                                                                        =======

       Pro forma net income from continuing operations
          available for common shareholders                                           $ 116,675
                                                                                      =========

     Basic pro forma EPS                                                              $    1.09
                                                                                      =========

     Diluted EPS Calculation:
         Adjusted weighted average common shares outstanding for Basic EPS              107,277
         Weighted average dilutive potential common shares:
             Duke exchangeable partnership units                                         10,872
             Duke dilutive potential securities                                             892
             Duke exchangeable partnership units issued to Weeks (1)                      9,492
             Duke dilutive potential securities after Merger conversion (1)                 228
                                                                                     ----------
       Adjusted weighted average common and dilutive potential common shares            128,761
                                                                                      =========

       Pro forma net income from continuing operations for Basic EPS                  $ 116,675
         Add: minority interest of partnership units                                     21,014
                                                                                      ---------
       Pro forma net income from continuing operations for diluted EPS                $ 137,689
                                                                                      =========

     Diluted pro forma EPS                                                            $    1.07
                                                                                      =========


    (1) The Duke-Weeks pro forma weighted average common shares outstanding reflects adjustments based on the issuance of 1.38 Duke common shares for each weighted average share of Weeks common stock and each weighted average share of Weeks dilutive potential securities and the issuance of
        1.38 Duke Operating Partnership units for each weighted average limited partnership unit of Weeks Operating Partnership.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DUKE-WEEKS REALTY CORPORATION


Date: August 3, 1999                 By:  /s/ Matthew A. Cohoat
                                            ------------------------
                                              Matthew A. Cohoat
                                              Vice President and
                                              Corporate Controller